UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LPL Financial Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LPL FINANCIAL HOLDINGS INC. 2024 Annual Meeting of Stockholders Vote by May 8, 2024 11:59 PM Eastern Time LPL FINANCIAL HOLDINGS INC. 1055 LPL WAY FORT MILL, SOUTH CAROLINA 29715 V38672-P07360 You invested in LPL FINANCIAL HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy materials for the 2024 Annual Meeting of stockholders to be held on May 9, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online, OR you can receive a free paper or email copy of the materials by requesting them prior to April 25, 2024. If you would like to request a copy of the materials for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 9, 2024 8:00 AM Eastern Time LPL Financial Holdings Inc. 1055 LPL Way Fort Mill, SC 29715 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2024 Annual Meeting of stockholders. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Elect the ten nominees named in the proxy statement to the Board of Directors of LPL Financial Holdings Inc. (the “Company”). Nominees: 1a. Dan H. Arnold For 1b. Edward C. Bernard For 1c. H. Paulett Eberhart For 1d. William F. Glavin Jr. For 1e. Albert J. Ko For 1f. Allison H. Mnookin For 1g. Anne M. Mulcahy For 1h. James S. Putnam For 1i. Richard P. Schifter For 1j. Corey E. Thomas For 2. Ratify the appointment of Deloitte & Touche LLP by the Audit and Risk Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. Approve, in an advisory vote, the compensation paid to the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V38673-P07360